Exhibit 10.5

October 8, 2014	$100,000.00

THINSPACE TECHNOLOGY, INC.

Secured Note

Due October 8, 2015

FOR VALUE RECEIVED, Thinspace Technology, Inc. a Delaware corporation (hereinafter called the “Company”), hereby promises to pay to IBC Equity Holdings, Inc., a Delaware corporation (the “Holder”), without demand, the sum of ONE HUNDRED THOUSAND Dollars ($100,000), on October 8, 2015 (the "Maturity Date").

The following terms shall apply to this Note:

ARTICLE I

PAYMENTS

1.1 Payments. The entire unpaid principal amount due under this Note (the “Principal”) shall be due and payable on the Maturity Date. This Note will not bear interest. Notwithstanding the foregoing, the Holder’s exercise of its Purchase Option under the Note Purchase Agreement, dated on or about the date hereof, between the Holder and the Company (the “Purchase Agreement”) will act as repayment of this Note, such that this Note will be deemed repaid.

ARTICLE II
SECURITY

2.1 Security The Company’s obligations under this Note are secured by the Security Agreement, of even date herewith, between the Holder and the Company (the “Security Agreement”).

ARTICLE III

EVENTS OF DEFAULT

An “Event of Default,” wherever used herein, means any one of the following events (whatever the reason and whether it shall be voluntary or involuntary or effected by operation of law or pursuant to any judgment, decree or order of any court, or any order, rule or regulation of any administrative or governmental body):

3.1 Failure to Pay Principal. The Company fails to pay make any payment of Principal or other sum due under this Note when due and payable.

3.2 Breach of Covenant. The Company, while this Note is outstanding, breaches any other covenant or other term of the Purchase Agreement (including, without limitation, any failure to make Revenue Sharing Payments (as defined under the Purchase Agreement), the Security Agreement, or this Note in any material respect and such breach continues for a period of ten (10) business days after written notice to the Company from the Holder.

3.3 Breach of Representations and Warranties. Any representation or warranty of the Company made herein, in the Purchase Agreement, in the Security Agreement, or in any agreement, statement or certificate given in writing pursuant hereto or in connection therewith shall be false or misleading in any material respect as of the date made.

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3.4 Receiver or Trustee. The Company shall, while the Note is outstanding, make an assignment for the benefit of creditors, or apply for or consent to the appointment of a receiver or trustee for it or for a substantial part of its property or business; or such a receiver or trustee shall otherwise be appointed.

3.5 Bankruptcy. While this Note is outstanding, Bankruptcy, insolvency, reorganization or liquidation proceedings or other proceedings or relief under any bankruptcy law or any similar law, or the issuance of any notice in relation to such event, for the relief of debtors shall be instituted by or against the Company and if instituted against the Company are not dismissed within thirty (60) days of initiation.

3.6 Discontinuance of VAR Business. The Company shall discontinue its VAR Business (as defined in the Purchase Agreement).

Upon the occurrence of an Event of Default, in addition to all rights and remedies of the Holder under applicable law or otherwise, all such rights and remedies being cumulative, not exclusive and enforceable alternatively, successively and concurrently, at its option, the Holder may declare all amounts owing under this Note, to be due and payable, whereupon the then unpaid balance hereof, shall forthwith become due and payable, together with interest accruing thereafter at a rate equal to twelve percent (12%) per annum until the indebtedness evidenced by this Note is paid in full, plus all costs and expenses of collection or enforcement hereof, including, but not limited to, attorneys' fees and expenses.

ARTICLE IV

MISCELLANEOUS

4.1 No Prepayment. This Note may not be prepaid without the consent of the Holder.

4.2 Failure or Indulgence Not Waiver. No failure or delay on the part of Holder hereof in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege. All rights and remedies existing hereunder are cumulative to, and not exclusive of, any rights or remedies otherwise available.

4.3 Notices. All notices, demands, requests, consents, approvals, and other communications required or permitted hereunder shall be made in accordance with the Purchase Agreement.

4.4 Amendment Provision. This Note may not be amended except by a written agreement executed by the Company and the Holder. The term “Note” and all reference thereto, as used throughout this instrument, shall mean this instrument as originally executed, or if later amended or supplemented, then as so amended or supplemented.

4.5 Assignability. This Note shall be binding upon the Company and its successors and assigns, and shall inure to the benefit of the Holder and its successors and assigns.

4.6 Cost of Collection. If default occurs in the payment of this Note, the Company shall pay the Holder hereof reasonable costs of collection, including reasonable attorneys' fees.

4.7 Governing Law. This Note shall be governed by and construed in accordance with the laws of the State of Delaware. Any action brought by either party against the other concerning the transactions contemplated by this Agreement shall be brought only in the state courts of Delaware or in the federal courts located in the state of Delaware. The Company and the Holder agree to submit to the jurisdiction of such courts. The prevailing party shall be entitled to recover from the other party its reasonable attorney's fees and costs.

4.8 Maximum Payments. Nothing contained herein shall be deemed to establish or require the payment of a rate of interest or other charges in excess of the maximum permitted by applicable law. In the event that the rate of interest required to be paid or other charges hereunder exceed the maximum permitted by such law, any payments in excess of such maximum shall be credited against amounts owed by the Company to the Holder and thus refunded to the Company.

4.9 Waiver of Presentment, Notice of Dishonor and Protest. The Maker and all sureties, guarantors, and endorsers severally waive demand and presentment for payment, notice of dishonor, notice protest, and notice of this Note.

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4.10 Modifications. No waiver or modification of the terms of this Note shall be valid unless in writing, signed by Maker, Payee and Guarantor. Any modification shall be valid only to the extent set forth in writing.

4.11 Waiver of Trial By Jury. Each party, including the Maker and any endorser, surety, accommodation party, or guarantor, waives all rights to trial by jury in action or proceeding instituted in respect to this Note.

4.12. Warrant of Attorney Confessing Judgment.

COMPANY HEREBY AUTHORIZES AND EMPOWERS ANY PROTHONOTARY OR ANY ATTORNEY OF ANY COURT OF RECORD WITHIN THE STATE OF DELAWARE OR IN ANY STATE WITHIN THE UNITED STATES AT ANY TIME, AT ANY TIME AFTER A DEFAULT HEREUNDER HAS OCCURRED, TO APPEAR FOR COMPANY TO CONFESS JUDGMENT AGAINST THEM IN FAVOR OF PAYEE OR ANY SUBSEQUENT HOLDER FOR THE PRINCIPAL SUM HEREOF, LATE FEES AND INTEREST DUE THEREON, TOGETHER WITH THE COSTS OF SUIT AND ATTORNEY=S FEES OF 10% OF THE TOTAL AMOUNT DUE FOR COLLECTION HEREINAFTER PROVIDED FOR, WITH RELEASE OF ERRORS, WITHOUT ANY STAY OF EXECUTION OR RIGHT OF APPEAL. NO SINGLE EXERCISE OF THE FOREGOING POWER TO CONFESS JUDGMENT SHALL BE DEEMED TO EXHAUST THE POWER WHETHER OR NOT ANY SUCH EXERCISE SHALL BE HELD BY ANY COURT TO BE VALID, VOIDABLE, OR VOID, BUT THE POWER SHALL CONTINUE UNDIMINISHED AND IT MAY BE EXERCISED FROM TIME TO TIME AS OFTEN AS THE HOLDER HEREOF SHALL ELECT, UNTIL SUCH TIME AS THE HOLDER HEREOF SHALL HAVE RECEIVED PAYMENT IN FULL OF ALL AMOUNTS OWING HEREUNDER, TOGETHER WITH COSTS. IT IS HEREBY ACKNOWLEDGED THAT THE CONFESSION OF JUDGMENT PROVISIONS HEREIN CONTAINED WILL AFFECT AND WAIVE CERTAIN LEGAL RIGHTS OF MAKER AND GUARANTOR HAVE BEEN READ, UNDERSTOOD AND VOLUNTARILY AGREED TO BY MAKER AND GUARANTOR.

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IN WITNESS WHEREOF, the Company has caused this Note to be signed in its name by an authorized officer as of the date and year first above written.

THINSPACE TECHNOLOGY, INC.

By:	/s/ J. Christopher Baustista
Name: J. Christopher Bautista Title: Chief Executive Officer

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STATE OF DELAWARE :

: SS

COUNTY OF NEW CASTLE :

BE IT REMEMBERED that on this 8th day of October, 2014, personally came before me J. Christopher Bautista, the CEO of Thinspace Technology, Inc., party to this Document, personally known to me to be such, and duly acknowledged this Document to be the/her act and deed and duly authorized act and deed of Thinspace Technology, Inc.

GIVEN under my Hand and Seal of Office, this day and year aforesaid.

/s/ Edward B. Rosenthal
Notary Public